Exhibit 24.1
POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, JAMES QUINCEY, Chairman of the Board, Chief Executive Officer and a director of The Coca-Cola Company (the "Company"), hereby appoint JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2023, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/James Quincey
James Quincey
Chairman of the Board, Chief Executive Officer and Director
The Coca-Cola Company

            February 20, 2024
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, HERB ALLEN, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2023, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Herb Allen
Herb Allen
Director
The Coca-Cola Company

            February 20, 2024
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, MARC BOLLAND, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2023, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Marc Bolland
Marc Bolland
Director
The Coca-Cola Company

            February 15, 2024
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, ANA BOTĺN, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2023, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Ana Botín
Ana Botín
Director
The Coca-Cola Company

            February 14, 2024
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, CHRISTOPHER C. DAVIS, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2023, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Christopher C. Davis
Christopher C. Davis
Director
The Coca-Cola Company

            February 15, 2024
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2023, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Barry Diller
Barry Diller
Director
The Coca-Cola Company

            February 20, 2024
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, CAROLYN EVERSON, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2023, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Carolyn Everson
Carolyn Everson
Director
The Coca-Cola Company

            February 20, 2024
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, HELENE D. GAYLE, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2023, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Helene D. Gayle
Helene D. Gayle
Director
The Coca-Cola Company

            February 20, 2024
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, THOMAS S. GAYNER, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2023, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Thomas S. Gayner
Thomas S. Gayner
Director
The Coca-Cola Company

            February 15, 2024
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, ALEXIS M. HERMAN, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2023, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Alexis M. Herman
Alexis M. Herman
Director
The Coca-Cola Company

            February 20, 2024
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, MARIA ELENA LAGOMASINO, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2023, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Maria Elena Lagomasino
Maria Elena Lagomasino
Director
The Coca-Cola Company

            February 15, 2024
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, AMITY MILLHISER, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2023, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Amity Millhiser
Amity Millhiser
Director
The Coca-Cola Company

            February 20, 2024
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, CAROLINE TSAY, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2023, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Caroline Tsay
Caroline Tsay
Director
The Coca-Cola Company

            February 20, 2024
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, DAVID B. WEINBERG, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2023, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/David B. Weinberg
David B. Weinberg
Director
The Coca-Cola Company

            February 15, 2024
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, Erin May, Senior Vice President and Controller of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2023, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Erin May
Erin May
Senior Vice President and Controller
The Coca-Cola Company

            February 20, 2024
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, John Murphy, President and Chief Financial Officer of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2023, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/John Murphy
John Murphy
President and Chief Financial Officer
The Coca-Cola Company

            February 20, 2024
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, Mark Randazza, Senior Vice President, Assistant Controller and Chief Accounting Officer of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2023, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Mark Randazza
Mark Randazza
Senior Vice President, Assistant Controller and Chief Accounting Officer
The Coca-Cola Company

            February 20, 2024
        Date